Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
July 24, 2018	David D. Brown
(276) 326-9000

First Community Bancshares, Inc. Announces Record Second Quarter 2018 Results

and Increased Quarterly Dividend

Bluefield, Virginia – First Community Bancshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter and six months ended June 30, 2018. The Company reported net income of $9.07 million, or $0.54 per diluted common share for the quarter ended June 30, 2018, which represents a 42.11% increase in per share diluted earnings compared to the same quarter of 2017. Net income was $17.93 million, or $1.06 per diluted common share, for the six months ended June 30, 2018, which represents a 43.24% increase in per share diluted earnings compared to the same period of 2017.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of twenty-one cents ($0.21) per common share, an increase of 16.67% over the $0.18 dividend paid last quarter. The quarterly dividend is payable to common shareholders of record on August 3, 2018, and is expected to be paid on or about August 17, 2018. The current year marks the 33rd consecutive year of regular cash dividends paid to shareholders.

Second Quarter 2018 Highlights

●	Income Statement
○	Pre-tax income increased $2.19 million, or 23.34%, to $11.57 million and net income increased $2.65 million, or 41.26%, to $9.07 million compared to the same quarter of 2017.
○	Diluted earnings per share increased $0.16, or 42.11%, to $0.54 and core diluted earnings per share increased $0.17, or 44.74%, to $0.55 compared to the same quarter of 2017.
○	Return on average assets improved 45 basis points to 1.53% and return on average equity improved 327 basis points to 10.68% compared to the same quarter of 2017.
○	The GAAP efficiency ratio improved 349 basis points to 58.81% and the non-GAAP efficiency ratio improved 470 basis points to 54.25% compared to the same quarter of 2017.
○	Net interest margin decreased 3 basis points to 4.16%, while the normalized net interest margin increased 5 basis points to 4.04% compared to the same quarter of 2017.

●	Balance Sheet
○

The Company repurchased 286,940 common shares during the quarter. Year to date, the Company has repurchased 474,240 common shares for $14.72 million compared to 10,602 shares during the same period of 2017.

○	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of June 30, 2018.

Non-GAAP Financial Measures

The Company prepares its financial statements in accordance with GAAP. This press release also refers to certain non-GAAP financial measures that the Company believes provide investors with important information, when used in conjunction with results presented in accordance with GAAP, regarding its operational performance. The Company’s non-GAAP financial measures presented in this release include core earnings, the efficiency ratio, tangible book value per common share, average tangible common equity, and normalized net interest margin. Management believes that core earnings provide the Company and investors a valuable tool to evaluate the Company’s financial results. Management believes that the efficiency ratio provides important information about the Company’s operating expense control and efficiency of operations. Management also believes this ratio focuses attention on the core operating performance of the Company over time and is highly useful in comparing period-to-period operating performance of core business operations. The efficiency ratio used by the Company may not be comparable to efficiency ratios reported by other financial institutions. The reconciliations of these measures to GAAP measures are provided within this news release.

About First Community Bancshares, Inc.

First Community Bancshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 44 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of June 30, 2018. First Community Bank provides insurance services through First Community Insurance Services, which operates in-branch locations in Virginia and West Virginia and offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed $969 million in combined assets as of June 30, 2018. The Company reported consolidated assets of $2.35 billion as of June 30, 2018. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Financial Performance

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except share and per share data)	2018	2018	2017	2017	2017	2018	2017
Interest income
Interest and fees on loans	$22,422	$22,755	$22,314	$22,694	$22,914	$45,177	$44,741
Interest on securities	1,361	1,104	1,095	1,080	1,170	2,465	2,376
Interest on deposits in banks	514	471	353	275	221	985	380
Total interest income	24,297	24,330	23,762	24,049	24,305	48,627	47,497
Interest expense
Interest on deposits	1,327	1,251	1,313	1,275	1,233	2,578	2,399
Interest on borrowings	708	700	716	724	778	1,408	1,663
Total interest expense	2,035	1,951	2,029	1,999	2,011	3,986	4,062
Net interest income	22,262	22,379	21,733	22,050	22,294	44,641	43,435
Provision for loan losses	495	495	615	730	934	990	1,426
Net interest income after provision	21,767	21,884	21,118	21,320	21,360	43,651	42,009
Noninterest income	7,016	6,611	7,498	6,703	5,055	13,627	10,367
Noninterest expense	17,217	17,059	16,683	16,477	17,038	34,276	33,742
Income before income taxes	11,566	11,436	11,933	11,546	9,377	23,002	18,634
Income tax expense	2,500	2,568	10,720	3,894	2,959	5,068	6,014
Net income	$9,066	$8,868	$1,213	$7,652	$6,418	$17,934	$12,620

Earnings per common share
Basic	$0.54	$0.52	$0.07	$0.45	$0.38	$1.06	$0.74
Diluted	0.54	0.52	0.07	0.45	0.38	1.06	0.74
Cash dividends per common share	0.18	0.66	0.18	0.16	0.16	0.84	0.32
Weighted average shares outstanding
Basic	16,689,398	16,955,758	16,992,519	17,005,654	17,012,189	16,821,842	17,005,196
Diluted	16,788,615	17,047,638	17,083,949	17,082,729	17,082,832	16,912,872	17,075,961
Performance ratios
Return on average assets	1.53%	1.52%	0.20%	1.29%	1.08%	1.53%	1.07%
Return on average common equity	10.68%	10.30%	1.35%	8.61%	7.41%	10.49%	7.38%
Return on average tangible common equity(1)	15.21%	14.53%	1.89%	12.13%	10.51%	14.87%	10.51%

(1)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill and other intangibles

RECONCILIATION OF GAAP NET INCOME TO CORE EARNINGS (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
(Amounts in thousands, except per share data)
Net income, GAAP	$9,066	$8,868	$1,213	$7,652	$6,418	$17,934	$12,620
Non-GAAP adjustments:
Net loss on sale of securities	-	-	4	-	657	-	657
Deferred tax asset revaluation	-	-	6,552	-	-	-	-
Other non-core items	297	(130)	(140)	34	(174)	167	(192)
Total adjustments to core earnings	297	(130)	6,416	34	483	167	465
Tax effect	71	(24)	(50)	12	345	72	338
Core earnings, non-GAAP(1)	$9,292	$8,762	$7,679	$7,674	$6,556	$18,029	$12,747

Core diluted earnings per common share	$0.55	$0.51	$0.45	$0.45	$0.38	$1.07	$0.74
Performance ratios
Core return on average assets	1.57%	1.50%	1.28%	1.29%	1.11%	1.53%	1.08%
Core return on average common equity	10.94%	10.17%	8.56%	8.63%	7.57%	10.54%	7.45%
Core return on average tangible common equity(2)	15.59%	14.36%	11.99%	12.16%	10.74%	14.95%	10.61%

(1)	Excludes gains, losses, and impairment losses on securities; goodwill and intangible impairment; taxes; and other non-recurring income and expense items from net income

(2)	A non-GAAP financial measure defined as average stockholders’ equity less average goodwill and other intangibles

Net Interest Income and Margin

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended June 30,
	2018			2017
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(2)	Rate(2)
Assets
Earning assets
Loans(3)	$1,795,094	$22,495	5.03%	$1,843,441	$22,986	5.00%
Securities available for sale	190,605	1,641	3.45%	167,869	1,455	3.48%
Securities held to maturity	25,098	104	1.66%	34,664	125	1.45%
Interest-bearing deposits	109,349	514	1.89%	68,455	221	1.29%
Total earning assets	2,120,146	24,754	4.68%	2,114,429	24,787	4.70%
Other assets	252,843			263,767
Total assets	$2,372,989			$2,378,196

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$484,776	$104	0.09%	$387,113	$60	0.06%
Savings deposits	518,055	83	0.06%	525,808	85	0.06%
Time deposits	477,691	1,140	0.96%	514,527	1,088	0.85%
Total interest-bearing deposits	1,480,522	1,327	0.36%	1,427,448	1,233	0.35%
Borrowings
Federal funds purchased	-	-	-	5	-	0.00%
Retail repurchase agreements	3,615	1	0.11%	60,809	10	0.07%
Wholesale repurchase agreements	25,000	201	3.22%	25,000	201	3.22%
FHLB advances and other borrowings	50,000	506	4.06%	55,635	567	4.09%
Total borrowings	78,615	708	3.61%	141,449	778	2.21%
Total interest-bearing liabilities	1,559,137	2,035	0.52%	1,568,897	2,011	0.51%
Noninterest-bearing demand deposits	447,048			441,547
Other liabilities	26,222			20,197
Total liabilities	2,032,407			2,030,641
Stockholders' equity	340,582			347,555
Total liabilities and stockholders' equity	$2,372,989			$2,378,196
Net interest income, FTE		$22,719			$22,776
Net interest rate spread			4.16%			4.19%
Net interest margin			4.30%			4.32%

(1)	Fully taxable equivalent ("FTE") basis based on the federal statutory rate of 21%
(2)	FTE basis based on the federal statutory rate of 35%
(3)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Six Months Ended June 30,
	2018			2017
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(2)	Rate(2)
Assets
Earning assets
Loans(3)	$1,800,438	$45,322	5.08%	$1,841,152	$44,880	4.92%
Securities available for sale	177,897	3,025	3.43%	164,820	2,939	3.60%
Securities held to maturity	25,115	209	1.68%	40,854	276	1.36%
Interest-bearing deposits	113,627	985	1.75%	62,140	380	1.23%
Total earning assets	2,117,077	49,541	4.72%	2,108,966	48,475	4.64%
Other assets	252,592			267,163
Total assets	$2,369,669			$2,376,129

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$473,819	$167	0.07%	$384,098	$114	0.06%
Savings deposits	518,306	165	0.06%	525,691	169	0.06%
Time deposits	485,574	2,246	0.93%	515,014	2,116	0.83%
Total interest-bearing deposits	1,477,699	2,578	0.35%	1,424,803	2,399	0.34%
Borrowings
Federal funds purchased	-	-	-	3	-	0.00%
Retail repurchase agreements	4,031	2	0.10%	63,861	21	0.07%
Wholesale repurchase agreements	25,000	400	3.23%	25,000	399	3.22%
FHLB advances and other borrowings	50,000	1,006	4.06%	61,096	1,243	4.10%
Total borrowings	79,031	1,408	3.59%	149,960	1,663	2.24%
Total interest-bearing liabilities	1,556,730	3,986	0.52%	1,574,763	4,062	0.52%
Noninterest-bearing demand deposits	439,867			433,588
Other liabilities	28,168			22,822
Total liabilities	2,024,765			2,031,173
Stockholders' equity	344,904			344,956
Total liabilities and stockholders' equity	$2,369,669			$2,376,129
Net interest income, FTE		$45,555			$44,413
Net interest rate spread			4.20%			4.12%
Net interest margin			4.34%			4.25%

(1)	FTE basis based on the federal statutory rate of 21%
(2)	FTE basis based on the federal statutory rate of 35%
(3)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.

RECONCILIATION OF GAAP NET INTEREST MARGIN TO NON-GAAP NORMALIZED NET INTEREST MARGIN (Unaudited)

	Three Months Ended June 30,
	2018		2017
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(2)	Average Yield/ Rate(2)
Earning assets
Loans(3)	$22,495	5.03%	$22,986	5.00%
Accretion income	1,827		2,534
Less: cash accretion income	468		788
Non-cash accretion income	1,359		1,746
Loans, normalized(4)	21,136	4.72%	21,240	4.62%
Other earning assets	2,259	2.79%	1,801	2.67%
Total earning assets	23,395	4.43%	23,041	4.37%
Total interest-bearing liabilities	2,035	0.52%	2,011	0.51%
Net interest income, FTE(4)	$21,360		$21,030
Net interest rate spread, normalized(4)		3.90%		3.86%
Net interest margin, normalized(4)		4.04%		3.99%

(1)	FTE basis based on the federal statutory rate of 21%
(2)	FTE basis based on the federal statutory rate of 35%
(3)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(4)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

	Six Months Ended June 30,
	2018		2017
(Amounts in thousands)	Interest(1)	Average Yield/ Rate(1)	Interest(2)	Average Yield/ Rate(2)
Earning assets
Loans(3)	$45,322	5.08%	$44,880	4.92%
Accretion income	4,151		4,318
Less: cash accretion income	947		1,438
Non-cash accretion income	3,204		2,880
Loans, normalized(4)	42,118	4.72%	42,000	4.60%
Other earning assets	4,219	2.69%	3,595	2.71%
Total earning assets	46,337	4.41%	45,595	4.36%
Total interest-bearing liabilities	3,986	0.52%	4,062	0.52%
Net interest income, FTE(4)	$42,351		$41,533
Net interest rate spread, normalized(4)		3.90%		3.84%
Net interest margin, normalized(4)		4.03%		3.97%

(1)	FTE basis based on the federal statutory rate of 21%
(2)	FTE basis based on the federal statutory rate of 35%
(3)	Nonaccrual loans are included in average balances; however, no related interest income is recorded during the period of nonaccrual.
(4)	Normalized totals are non-GAAP financial measures that exclude non-cash loan interest accretion related to PCI loans.

Noninterest Income and Expense

CONDENSED QUARTERLY STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands)	2018	2018	2017	2017	2017	2018	2017
Noninterest income
Wealth management	$823	$794	$811	$758	$791	$1,617	$1,581
Service charges on deposits	3,612	3,468	3,725	3,605	3,360	7,080	6,473
Other service charges and fees	1,991	1,800	1,788	1,709	1,748	3,791	3,447
Insurance commissions	338	329	343	306	325	667	698
Net loss on sale of securities	-	-	(4)	-	(657)	-	(657)
Net FDIC indemnification asset amortization	(575)	(382)	(331)	(268)	(1,586)	(957)	(2,918)
Other operating income	827	602	1,166	593	1,074	1,429	1,743
Total noninterest income	7,016	6,611	7,498	6,703	5,055	13,627	10,367
Noninterest expense
Salaries and employee benefits	8,993	9,441	9,003	9,001	9,022	18,434	17,770
Occupancy expense	1,083	1,250	1,104	1,082	1,341	2,333	2,589
Furniture and equipment expense	945	1,046	1,114	1,133	1,087	1,991	2,178
Service fees	851	828	703	705	1,095	1,679	1,940
Advertising and public relations	461	522	506	551	544	983	1,149
Professional fees	430	307	589	339	817	737	1,639
Amortization of intangibles	263	261	266	266	263	524	524
FDIC premiums and assessments	252	211	212	227	227	463	471
Other operating expense	3,939	3,193	3,186	3,173	2,642	7,132	5,482
Total noninterest expense	17,217	17,059	16,683	16,477	17,038	34,276	33,742

Efficiency Ratio

EFFICIENCY RATIO CALCULATION (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
	2018	2018	2017	2017	2017	2018	2017
(Amounts in thousands)
Noninterest expense, GAAP	$17,217	$17,059	$16,683	$16,477	$17,038	$34,276	$33,742
Non-GAAP adjustments
OREO expense and net loss	(742)	(171)	(14)	(647)	(213)	(913)	(541)
Other non-core items	(400)	-	-	(64)	(327)	(400)	(327)
Adjusted noninterest expense	16,075	16,888	16,669	15,766	16,498	32,963	32,874

Net interest income, GAAP	22,262	22,379	21,733	22,050	22,294	44,641	43,435
Noninterest income, GAAP	7,016	6,611	7,498	6,703	5,055	13,627	10,367
Non-GAAP adjustments
Tax equivalency adjustment	457	457	466	470	481	914	978
Net loss on sale of securities	-	-	4	-	657	-	657
Other non-core items	(103)	(130)	(140)	(30)	(501)	(233)	(519)
Adjusted net interest and noninterest income	29,632	29,317	29,561	29,193	27,986	58,949	54,918

Non-GAAP efficiency ratio(1)	54.25%	57.60%	56.39%	54.01%	58.95%	55.92%	59.86%
GAAP efficiency ratio	58.81%	58.84%	57.07%	57.31%	62.30%	58.82%	62.72%

(1)	A non-GAAP financial measure computed by dividing adjusted noninterest expense by the sum of tax equivalent net interest income and adjusted noninterest income

Balance Sheet and Capital

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands, except per share data)	2018	2018	2017	2017	2017
Assets
Cash and cash equivalents	$107,957	$205,140	$157,951	$105,119	$106,799
Debt securities available for sale	196,425	164,192	165,580	174,424	157,854
Debt securities held to maturity	25,082	25,115	25,149	25,182	25,216
Loans held for investment, net of unearned income
Non-covered	1,776,112	1,767,703	1,789,236	1,806,434	1,796,263
Covered	22,919	25,406	27,948	31,287	45,845
Allowance for loan losses	(19,583)	(19,500)	(19,276)	(19,206)	(18,886)
Loans held for investment, net	1,779,448	1,773,609	1,797,908	1,818,515	1,823,222
FDIC indemnification asset	6,390	6,884	7,161	7,465	8,159
Premises and equipment, net	45,547	46,415	48,126	48,949	49,598
Other real estate owned, non-covered	4,805	4,620	2,409	3,543	3,914
Other real estate owned, covered	44	70	105	54	124
Interest receivable	5,580	5,155	5,778	5,156	5,072
Goodwill	95,779	95,779	95,779	95,779	95,779
Other intangible assets	5,628	5,891	6,151	6,417	6,683
Other assets	75,435	95,437	76,363	84,177	84,183
Total assets	$2,348,120	$2,428,307	$2,388,460	$2,374,780	$2,366,603

Liabilities
Deposits
Noninterest-bearing	$462,851	$460,478	$454,143	$452,940	$443,800
Interest-bearing	1,441,887	1,520,141	1,475,748	1,410,880	1,413,574
Total deposits	1,904,738	1,980,619	1,929,891	1,863,820	1,857,374
Securities sold under agreements to repurchase	27,869	29,115	30,086	83,783	86,011
FHLB borrowings	50,000	50,000	50,000	50,000	50,000
Interest, taxes, and other liabilities	26,392	26,536	27,769	24,540	24,443
Total liabilities	2,008,999	2,086,270	2,037,746	2,022,143	2,017,828

Stockholders' equity
Common stock	21,382	21,382	21,382	21,382	21,382
Additional paid-in capital	228,949	228,774	228,750	228,510	228,326
Retained earnings	184,279	178,227	180,543	182,145	177,556
Treasury stock, at cost	(92,904)	(83,865)	(79,121)	(79,333)	(78,488)
Accumulated other comprehensive loss	(2,585)	(2,481)	(840)	(67)	(1)
Total stockholders' equity	339,121	342,037	350,714	352,637	348,775
Total liabilities and stockholders' equity	$2,348,120	$2,428,307	$2,388,460	$2,374,780	$2,366,603

Shares outstanding at period-end	16,574,347	16,847,452	16,998,226	16,986,502	17,017,071
Book value per common share	$20.46	$20.30	$20.63	$20.76	$20.50
Tangible book value per common share(1)	14.34	14.27	14.64	14.74	14.47

(1)	A non-GAAP financial measure defined as stockholders’ equity less goodwill and other intangibles, divided by common shares outstanding

Asset Quality

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands)	2018	2018	2017	2017	2017
Allowance for Loan Losses
Beginning balance	$19,500	$19,276	$19,206	$18,886	$18,458
Provision for loan losses charged to operations	495	495	615	730	934
Charge-offs	(750)	(698)	(967)	(717)	(902)
Recoveries	338	427	422	307	396
Net charge-offs	(412)	(271)	(545)	(410)	(506)
Ending balance	$19,583	$19,500	$19,276	$19,206	$18,886

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$21,467	$21,650	$18,997	$18,942	$20,146
Accruing loans past due 90 days or more	-	27	1	-	-
Troubled debt restructurings ("TDRs")(1)	133	77	120	141	100
Total non-covered nonperforming loans	21,600	21,754	19,118	19,083	20,246
OREO	4,805	4,620	2,409	3,543	3,914
Total non-covered nonperforming assets	$26,405	$26,374	$21,527	$22,626	$24,160

Covered nonperforming assets
Nonaccrual loans	$509	$596	$342	$420	$446
Total covered nonperforming loans	509	596	342	420	446
OREO	44	70	105	54	124
Total covered nonperforming assets	$553	$666	$447	$474	$570

Additional Information
Performing TDRs(2)	$6,847	$7,220	$7,614	$8,101	$8,485
Total TDRs(3)	6,980	7,297	7,734	8,242	8,585

Non-covered ratios
Nonperforming loans to total loans	1.22%	1.23%	1.07%	1.06%	1.13%
Nonperforming assets to total assets	1.14%	1.10%	0.91%	0.97%	1.04%
Non-PCI allowance to nonperforming loans	90.66%	89.64%	100.83%	100.64%	93.24%
Non-PCI allowance to total loans	1.10%	1.10%	1.08%	1.06%	1.05%
Annualized net charge-offs to average loans	0.09%	0.06%	0.12%	0.09%	0.11%

Total ratios
Nonperforming loans to total loans	1.23%	1.25%	1.07%	1.06%	1.12%
Nonperforming assets to total assets	1.15%	1.11%	0.92%	0.97%	1.04%
Allowance for loan losses to nonperforming loans	88.57%	87.25%	99.05%	98.48%	91.27%
Allowance for loan losses to total loans	1.09%	1.09%	1.06%	1.05%	1.03%
Annualized net charge-offs to average loans	0.09%	0.06%	0.12%	0.09%	0.11%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs